                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2002


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                          1-8140                              48-0222760
-------------------------------     ------------------------         ------------------------------------
(State or Other Jurisdiction of     (Commission File Number)         (I.R.S. Employer Identification No.)
       Incorporation)

                  1945 Lakepointe Drive, Lewisville, Texas 75057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.      REGULATION FD DISCLOSURE.

         (a) On September 24, 2002, Fleming issued a press release announcing its plan to divest its retail operations and providing updated guidance on its earnings per share and cash flow for the remainder of 2002 and 2003. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A slide presentation relating to Fleming's guidance calculations was made available to investors on Fleming's website in preparation for a scheduled investor teleconference and webcast on Wednesday, September 25, 2002 at 8:30 a.m. EDT. A copy of the slide presentation is attached hereto as
Exhibit 99.2 and incorporated by reference herein.

         (b) Exhibits.

         Number
         ------

          99.1        Press Release dated September 24, 2002.

          99.2        Slide presentation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLEMING COMPANIES, INC.


                                  By:   /s/ Neal J. Rider
                                        ----------------------------------------
                                        Neal J. Rider
                                        Executive Vice President and Chief
                                          Financial Officer


Date: September 24, 2002



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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
  99.1        Press Release dated September 24, 2002.

  99.2        Slide presentation.